                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
     Only
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           Inland Casino Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           INLAND CASINO CORPORATION
                       4225 EXECUTIVE SQUARE, SUITE 1650
                           LA JOLLA, CALIFORNIA 92037

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

     You are invited to attend the Annual Meeting of Shareholders of Inland Casino Corporation (the "Company") to be held at 10:00 A.M., California time, on Thursday, November 30, 1995, at the Hyatt Regency La Jolla, located at 3777 La Jolla Village Drive, La Jolla, California 92037 for the following purposes:

          1. To elect ten directors to the Board of Directors to hold office for a term of one year and until their respective successors are elected and qualified.

          2. To consider and act upon a proposal to approve the Company's 1995 Stock Option Plan.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors nominates L. Donald Speer, II, Jack R. Smith, Andrew
B. Laub, Karol M. Schoen, Duane M. Eberlein, G. Fritz Opel, Arthur R. Pfizenmayer, Marsha C. Jones (Montaudouin), Jonathan Ungar and Cornelius E. ("Neil") Smyth as the nominees for election to the Board of Directors.

     The Board of Directors has fixed the close of business on October 30, 1995, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

     EACH SHAREHOLDER IS CORDIALLY INVITED TO BE PRESENT AND TO VOTE AT THIS ANNUAL MEETING IN PERSON. SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID AND ADDRESSED ENVELOPE, WHETHER OR NOT THEY EXPECT TO ATTEND. IN THE EVENT A SHAREHOLDER WHO HAS RETURNED A SIGNED PROXY ELECTS TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE SHAREHOLDER WILL BE ENTITLED TO VOTE.

                                          By Order of the Board of Directors,

                                          SIG

                                          KAROL M. SCHOEN
                                          Secretary

La Jolla, California
October 30, 1995

                           INLAND CASINO CORPORATION

                       4225 EXECUTIVE SQUARE, SUITE 1650
                           LA JOLLA, CALIFORNIA 92037

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Inland Casino Corporation (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, November 30, 1995, at the Hyatt Regency La Jolla, located at 3777 La Jolla Village Drive, La Jolla, California 92037, at 10:00 A.M., California time, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described herein. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is November 7, 1995.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on October 30, 1995, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its common stock, par value $.001 per share ("Common Stock"), and, at the Record Date, 12,541,657 shares were outstanding. Each share of Common Stock entitles the record holder on the Record Date to one vote on all matters. With respect to the election of directors only (Proposal 1), shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees.

     Any shareholder giving a proxy has the power to revoke the proxy prior to its exercise. A proxy may be revoked (i) by delivering to the Secretary of the Company, Karol M. Schoen, at or prior to the Annual Meeting, an instrument of revocation or a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked or (ii) at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" (i) election of the Board's ten nominees for directors and (ii) approval of the Company's 1995 Stock Option Plan. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.

     A majority of the outstanding shares of Common Stock entitled to vote must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. A candidate for election as a director will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy, entitled to vote and actually voting at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on a proposal (other than election of directors) is required for the adoption of such proposal. Abstentions will be counted as votes against any proposal as to which a shareholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, shareholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to shareholders whose Common Stock is held of record by such entities.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table contains certain information as of October 25, 1995 regarding all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company, the nominees for director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption "Compensation of Executive Officers" and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission (the "SEC").

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL       PERCENT OF
                             NAME                                 OWNERSHIP(1)(2)      CLASS(1)(2)
---------------------------------------------------------------  -----------------     -----------
Alan Henry Woods(3)(4).........................................       3,543,331           28.3%
3501 Bamboo Grove
76 Kennedy Road
Midlevel, Hong Kong
Richard C. Albright(5).........................................          28,800           *
1391 Ridgewood Lane East
Bountiful, Utah 84011
Directors/Nominees:
  Jonathan Ungar(3)(6)(7)......................................       3,614,913           28.8%
  2243 North Point
  San Francisco, California 94123
  Cornelius E. ("Neil") Smyth..................................        --                 --
  20 Bahama Bend
  Coronado, California 92118
  Marsha C. Jones (Montaudouin)(8).............................          41,756           *
  12421 Radoyka Drive
  Saratoga, California 95070
  L. Donald Speer, II(3)(4)(6)(9)(10)..........................       6,329,081           50.5%
  Jack R. Smith(3)(9)(11)......................................       2,803,645           22.4%
  Andrew B. Laub(9)............................................        --                 --
  Karol M. Schoen(9)...........................................         477,216            3.8%
  Duane M. Eberlein(8)(9)......................................          27,838           *
  G. Fritz Opel(9).............................................        --                 --
  Arthur R. Pfizenmayer(9).....................................        --                 --
All directors and executive officers as a group (11 persons)...      11,952,279(12)       94.8%

---------------
  *  Less than one percent

 (1) Subject to applicable community property and similar statutes.

 (2) Includes (a) shares beneficially owned, whether directly or indirectly, individually or together with associates, and (b) shares of which beneficial ownership may be acquired within 60 days of the Record Date by exercise of stock options ("Stock Option Shares").

 (3) Pursuant to an option agreement entered into by and among Mr. Ungar, Mr. Woods, Mr. Speer and Mr. Smith, Messrs. Ungar and Woods granted to Messrs. Speer and Smith a non-transferable option pursuant to which each of Mr. Speer and Mr. Smith may purchase up to 894,780 shares of Common Stock of the Company from each of Messrs. Ungar and Woods at a purchase price of $8.38 per share (1,789,566 shares in the aggregate). Such option is exercisable at any time prior to

                                     (Footnotes continued on the following page)

(Footnotes continued from the preceding page)

     its expiration on June 30, 1997. Accordingly, for purposes of determining beneficial ownership, Messrs. Speer and Smith are each deemed to beneficially own an additional 894,780 shares of Common Stock.

 (4) Mr. Speer holds an irrevocable proxy to vote Mr. Woods' shares in the Company; accordingly, all 3,543,331 shares held by Mr. Woods are also deemed to be beneficially held by Mr. Speer.

 (5) Mr. Albright was the Chief Executive Officer of Twin Creek (as defined below) until the Effective Date (as defined below). See "Security Ownership of Certain Beneficial Owners and Management -- Change in Control of the Company" and "Compensation of Executive Officers." Included in Mr. Albright's shares are shares of Common Stock held of record by Cynthia Allison Ericksen, Mr. Albright's daughter, Jennifer Albright, Mr. Albright's sister and the grandchildren of Mr. Albright.

 (6) A voting agreement was entered into by and among the Company and Messrs. Speer and Ungar providing that both Messrs. Speer and Ungar will vote all shares of capital stock of the Company within their respective control such that the Board of Directors of the Company shall in any event include one individual designated by Mr. Speer and one individual designated by Mr. Ungar. Such voting agreement will terminate upon the earlier to occur of:
     (i) the closing of an underwritten public offering of the common stock of the Company; (ii) the sale by the Company of all or substantially all of its assets; (iii) a merger or consolidation in which the Company is a party and where the Company is not the surviving corporation; or (iv) June 30, 1997.

 (7) Includes 71,582 shares owned by Redwood Gaming Inc., a corporation wholly owned by Mr. Ungar.

 (8) All Stock Option Shares.

 (9) The mailing address of such stockholder is in care of Inland Casino Corporation, 4225 Executive Square, Suite 1650, La Jolla, California 92037.

(10) Includes (i) 2,338,360 shares held of record; (ii) 3,543,331 shares deemed to be beneficially held as a result of the proxy to vote Mr. Wood's shares (see footnote (4) above); and (iii) 447,390 shares deemed to be beneficially held as a result of Mr. Speer's option to purchase shares of common stock held by Mr. Ungar (see footnote (3) above). The portion of the option to purchase shares which Mr. Speer can exercise from Mr. Wood (namely, the additional 447,390 shares) is not included because such shares are already included as beneficially owned by Mr. Speer as noted in clause
     (ii) above.

(11) Includes (i) 1,908,865 shares held of record and (ii) 894,780 shares deemed to be beneficially held as a result of Mr. Smith's option to purchase 447,390 shares from each of Messrs. Ungar and Woods (see footnote (3) above).

(12) Includes 69,594 Stock Option Shares. Does not include Mr. Albright's 28,800 shares of Common Stock. In addition, Mr. Albright is not counted among the eleven persons comprising "all directors and executive officers as a group."

CHANGE IN CONTROL OF THE COMPANY

     Historical. Effective as of May 22, 1995 (the "Effective Date"), a corporation known as Inland Casino Corporation, a Delaware corporation ("ICC II") was merged (the "Merger") with and into Twin Creek Exploration Co., Inc. ("Twin Creek"). In anticipation of the Merger with ICC II, all of the assets of Twin Creek except for a $15,000 note payable owed by Twin Creek to ICC II were assigned to Linguistix, Inc., the sole subsidiary of Twin Creek. Subsequently, the stock of Linguistix, Inc. was distributed pro rata to the persons who were shareholders of Twin Creek immediately prior to the

Merger. Following the Merger, the name of Twin Creek was changed to Inland Casino Corporation (the "Company") and the note payable of $15,000 owed by Twin Creek to ICC II was cancelled.

     Pursuant to the Merger, the Company's common stock issued and outstanding immediately prior to the Merger was reverse split on a 1-for-100 basis, each issued and outstanding share of common stock of ICC II was converted into 99.42 shares of common stock of the Company, and each option to purchase common stock of ICC II was converted into an option to purchase 99.42 shares of common stock of the Company. As a result of the Merger, approximately 95% of the outstanding capital stock of the Company was acquired by the shareholders of ICC II. See the table under the caption "Security Ownership of Certain Beneficial Owners and Management."

     In connection with the Merger, the directors of Twin Creek, Richard C. Albright, Jerald D. Holyoak and Lee Erickson, resigned and were replaced by the directors of ICC II, L. Donald Speer, II, Jack R. Smith, Andrew B. Laub, Karol
M. Schoen, Duane M. Eberlein, Marsha C. Jones (Montaudouin), Jonathan Ungar and Cornelius E. ("Neil") Smyth. The officers of Twin Creek also resigned in connection with the Merger and were replaced by the officers of ICC II.

     ICC II was organized in June 1994 to consolidate, through a roll-up transaction, various entities which were owned by the shareholders of ICC II and which were directly or indirectly involved in the operation of the Barona Casino (the "Roll-Up Transaction"). These entities included Inland Casino Corporation, a Nevada corporation ("ICC I"), Inland Casino Partners, a California general partnership ("ICP"), Eagle Edge Partners, a California limited partnership ("EEP") and Redwood Gaming, Inc., a California corporation ("Redwood").

     FOR PURPOSES OF THIS PROXY STATEMENT, REFERENCES TO THE COMPANY AND TO ANY FINANCIAL INFORMATION RELATING TO THE COMPANY SHALL REFER TO THE COMBINED COMPANIES (I.E., ICC II PRIOR TO THE MERGER, AND PRIOR TO THE ROLL-UP TRANSACTION, ICC I, ICP, EEP AND REDWOOD) AS IF SUCH COMPANIES HAD ALWAYS OPERATED AS A SINGLE ENTITY, RATHER THAN TO TWIN CREEK PRIOR TO THE MERGER.

     Arrangements Which May Result in a Change of Control. Pursuant to the Company's Articles of Incorporation (the "Articles"), no person may become an officer, director or the beneficial owner of such number of any class or series of the Company's issued and outstanding capital stock such that he or she shall hold, directly or indirectly, one of the ten greatest financial interests in the Company (an "Interested Person") unless such Interested Person agrees in writing to (i) provide the National Indian Gaming Commission ("Gaming Commission") or other gaming authority having jurisdiction over the Company's operations ("Gaming Authority") with information regarding such Interested Person, including information regarding other gaming-related activities of such Interested Person and financial statements, in such form, and with such updates, as may be required by the Gaming Commission or other Gaming Authority; (ii) respond to written or oral questions that may be propounded by the Gaming Commission or any Gaming Authority; and (iii) consent to the performance of any background investigation that may be required by the Gaming Commission or any Gaming Authority, including an investigation of any criminal record of such Interested Person.

     In the event that an Interested Person (i) fails to provide information requested by the Gaming Commission or any Gaming Authority; (ii) gives the Gaming Commission or any Gaming Authority cause either to deny approval of or to seek to void a management contract to which the Company is a party; or (iii) takes action that will affect the voiding of any such management contract, such Interested Person shall be required to divest all of the Company's stock owned by such shareholder within a ninety (90) day period. If the Interested Person is unable to sell such stock within this period, the Interested Person shall notify the Company in writing, and the Company shall repurchase such stock at a purchase price equivalent to the lower of such stock's book value or cost.

                             ELECTION OF DIRECTORS

                                   PROPOSAL 1

     Under the Articles and Bylaws of the Company (the "Bylaws"), ten persons,
L. Donald Speer, II, Jack R. Smith, Andrew B. Laub, Karol M. Schoen, Duane M. Eberlein, G. Fritz Opel, Arthur R. Pfizenmayer, Marsha C. Jones (Montaudouin), Jonathan Ungar and Cornelius E. ("Neil") Smyth, have been nominated by the Board of Directors for election at the Annual Meeting to serve one year terms expiring at the Company's annual meeting in 1996 and until his or her respective successor is elected and qualified. A plurality of the votes cast at the Annual Meeting is required for election of each nominee.

     The Bylaws provide for not less than three nor more than ten directors, the exact number within the range being set by the Board of Directors, from time to time. Currently the Board of Directors has set that number at ten directors. Each of the ten nominees, whose term expires at the Annual Meeting, presently serves as a director and has served continuously as a director of the Company since the date indicated under the caption "Information with Respect to the Director Nominees" below. In the event the nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE FOR THE ELECTION OF THE TEN DIRECTOR NOMINEES LISTED BELOW.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF L. DONALD SPEER, II, JACK R. SMITH, ANDREW B. LAUB, KAROL M. SCHOEN, DUANE M. EBERLEIN, G. FRITZ OPEL, ARTHUR R. PFIZENMAYER, MARSHA C. JONES (MONTAUDOUIN), JONATHAN UNGAR AND CORNELIUS E. ("NEIL") SMYTH AS DIRECTORS.

INFORMATION WITH RESPECT TO THE DIRECTOR NOMINEES

     The following table sets forth information regarding the nominees, including age on the date of the Annual Meeting, present position with the Company, and other business experience during the past five years. Except for Messrs. Opel and Pfizenmayer who became directors of the Company effective October 26, 1995, as noted above, each of the other nominee/directors named below became directors of the Company on the Effective Date.

                                                   PRINCIPAL OCCUPATION AND OTHER
             NAME                AGE               INFORMATION CONCERNING NOMINEE
-------------------------------  ---   -------------------------------------------------------
L. Donald Speer, II............  45    L. Donald Speer, II has served as Chief Executive
                                       Officer and Chairman of the Board of the Company since
                                       the Effective Date and of ICC II from June 1994 to the
                                       Effective Date. From March 1991 through June 1994, Mr.
                                       Speer was the founder, Chairman of the Board, Chief
                                       Executive Officer and a director of ICC I, and managing
                                       general partner of ICP. Mr. Speer was President of ICC
                                       I from its inception through March 1994. From July 1986
                                       through January 1992, Mr. Speer was Chairman of the
                                       Board, Chief Executive Officer and a director of
                                       Southwest Gaming, Inc. ("Southwest Gaming") which
                                       provided operating services for the Desert Oasis Indian
                                       Casino, a poker casino (the "Desert Oasis Casino") on
                                       the Cabazon Indian Reservation near Indio, California.

                                                   PRINCIPAL OCCUPATION AND OTHER
             NAME                AGE               INFORMATION CONCERNING NOMINEE
-------------------------------  ---   -------------------------------------------------------
Jack R. Smith..................  47    Jack R. Smith has served as President and Chief
                                       Operating Officer of the Company since the Effective
                                       Date and President, Chief Operating Officer and a
                                       director of ICC II since June 1994. From April 1994
                                       through June 1994, Mr. Smith was President of ICC I and
                                       from February 1991 through March 1994, Mr. Smith was
                                       Vice President of Operations for ICC I. From April 1987
                                       through January 1991, Mr. Smith was Vice President of
                                       Southwest Gaming and Casino Manager of the Desert Oasis
                                       Casino.

Andrew B. Laub.................  43    Andrew B. Laub has served as Treasurer of the Company
                                       since the Effective Date. From the Effective Date to
                                       July 1995, Mr. Laub also held the position of Vice
                                       President. In July 1995, he was named Executive Vice
                                       President of the Company. From September 1994 to the
                                       Effective Date, Mr. Laub was Vice President, Treasurer
                                       and a director of ICC II. From January 1994 through
                                       August 1994, he was self-employed as a financial
                                       consultant. From July 1987 through January 1994, Mr.
                                       Laub was Treasurer for Southwest Gas Corporation, a
                                       natural gas distribution utility.

Karol M. Schoen................  49    Karol M. Schoen has served as Secretary of the Company
                                       since the Effective Date. In July 1995, Ms. Schoen was
                                       also named Vice President, Operations of the Company.
                                       From the Effective Date to July 1995, she held the
                                       position as Vice President of the Company. Ms. Schoen
                                       was Vice President and Secretary of ICC II from June
                                       1994 to the Effective Date. From April 1994 through
                                       June 1994, Ms. Schoen was Vice President of Operations,
                                       Secretary and Treasurer of ICC I, and from January 1992
                                       through April 1994, she was Secretary and Treasurer of
                                       ICC I. From July 1986 through January 1992, she was
                                       Secretary and Treasurer of Southwest Gaming and General
                                       Manager of the Desert Oasis Casino.

Duane M. Eberlein..............  56    Duane M. Eberlein has served as Vice President and
                                       Chief Accounting Officer of the Company since the
                                       Effective Date. In addition, in July 1995, he also was
                                       named Chief Financial Officer of the Company. Mr.
                                       Eberlein served as Vice President and Chief Accounting
                                       Officer and a director of ICC II from June 1994 to the
                                       Effective Date. From February 1994 through June 1994,
                                       Mr. Eberlein was Controller for ICP. From July 1993
                                       through February 1994, he was self-employed as a
                                       certified public accountant and a consultant. From
                                       January 1993 through June 1993, he was Controller for
                                       St. Charles Riverfront Station, Inc. owned by Station
                                       Casinos, Inc. in Las Vegas, Nevada. From January 1992
                                       through December 1992, he was Chief Financial Officer
                                       for Audio Communications, Inc. and National Sports
                                       Services, Inc. in Las Vegas, Nevada. From November 1991
                                       through January 1992, Mr. Eberlein performed consulting
                                       work and served as a lecturer in hotel accounting at
                                       the University of Nevada - Las Vegas. From February
                                       1989 through October 1991, he was Director of
                                       Construction Finance, Caesars Palace, Las Vegas.

                                                   PRINCIPAL OCCUPATION AND OTHER
             NAME                AGE               INFORMATION CONCERNING NOMINEE
-------------------------------  ---   -------------------------------------------------------
G. Fritz Opel..................  52    G. Fritz Opel has served as Vice President, Marketing
                                       and Communications of the Company since October 1995.
                                       From July 1995 to October 1995, Mr. Opel was employed
                                       by the Company to coordinate the Company's marketing.
                                       From September 1993 through June 1995, Mr. Opel served
                                       as a consultant to the Sycuan Casino, located on the
                                       Sycuan Indian Reservation near San Diego, California,
                                       to other Indian tribes, and to the Company. From August
                                       1989 through September 1993, Mr. Opel served as
                                       Director of Marketing for the Sycuan Casino.

Arthur R. Pfizenmayer..........  50    Arthur R. Pfizenmayer joined ICC II as Vice President,
                                       Corporate Security on February 1, 1995. He retained
                                       such position with the Company on the Effective Date.
                                       In July 1995, his officer title was changed to Vice
                                       President, Corporate Development. His responsibilities
                                       include interfacing with law enforcement and regulatory
                                       agencies and directing the security of all operations
                                       of the Company. From 1969 through January 1995, Mr.
                                       Pfizenmayer was an agent of the Federal Bureau of
                                       Investigation ("FBI"), serving most recently as
                                       supervisor and program manager for the Organized Crime
                                       Program, as well as supervisor of all organized crime
                                       investigations in the FBI's jurisdiction in Imperial
                                       County.

Marsha C. Jones
  (Montaudouin)(1).............  44    Marsha C. Jones (Montaudouin) served as a director of
                                       ICC II from June 1994 to the Effective Date. From
                                       August 1993 through the present, Ms. Jones has been a
                                       consultant providing interim operating services to the
                                       Company, ICC II and ICP. From August 1993 through June
                                       1995, she served as acting interim Chief Financial
                                       Officer for ICC II and, prior to its inception, to ICP.
                                       From August 1993 through February 1995, Ms. Jones
                                       provided consulting services to the Company, ICC II and
                                       ICP through her association with The Brenner Group. In
                                       addition to her service to the Company, from August
                                       1992 through the present, Ms. Jones has served as a
                                       financial accounting consultant to other companies.
                                       From January 1979 through June 1992, Ms. Jones was a
                                       certified public accountant with Deloitte & Touche
                                       (formerly Deloitte, Haskins & Sells). From June 1989
                                       through June 1992, she was a partner in that firm
                                       providing audit and consulting services to privately
                                       held and public companies.

Jonathan Ungar.................  34    Jonathan Ungar served as a director of ICC II from June
                                       1994 to the Effective Date. From August 1993 through
                                       the present, Mr. Ungar has been the manager of a
                                       proprietary trading account known as PAX West
                                       Operations, which trades in convertible bonds and
                                       preferred shares as well as equity options in various
                                       corporations. From February 1989 through August 1993,
                                       he was a member of the Pacific Stock Exchange.

---------------

(1) "Jones" is Ms. Montaudouin's maiden name and the name she uses for business purposes. "Montaudouin" is her married name, legal name and the name she uses for all other purposes outside of her business activity.

                                                   PRINCIPAL OCCUPATION AND OTHER
             NAME                AGE               INFORMATION CONCERNING NOMINEE
-------------------------------  ---   -------------------------------------------------------
Cornelius E. ("Neil") Smyth....  69    Cornelius E. ("Neil") Smyth served as a director of ICC
                                       II from September 1994 to the Effective Date. Mr. Smyth
                                       is currently retired. From February 1991 through August
                                       1991, Mr. Smyth was a consultant in the gaming
                                       industry. From September 1990 through February 1991, he
                                       was President of Mexican operations of Caesars World
                                       International Inc. and from September 1983 through
                                       August 1990, Mr. Smyth was Vice President of Latin
                                       American operations for Caesars World International
                                       Inc. From 1981 through 1983, he was President of the
                                       Sands Hotel in Las Vegas. From 1970 through 1981, he
                                       was Chief Financial Officer and Vice President of
                                       Caesars Palace in Las Vegas.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICER WHO IS NOT A DIRECTOR NOMINEE

     The following table sets forth similar information as that provided for the director nominees with respect to the executive officer of the Company who is not a director nominee.

                                                   PRINCIPAL OCCUPATION AND OTHER
             NAME                AGE               INFORMATION CONCERNING OFFICER
-------------------------------  ---   -------------------------------------------------------
Bill C. Hammer.................  48    Bill C. Hammer, Esq. was appointed Vice President and
                                       General Counsel of the Company in July 1995. From 1981
                                       until the present, Mr. Hammer has been a principal or
                                       shareholder in the Las Vegas law firms of Schreck,
                                       Jones, Bernhard, Woloson & Godfrey (from 1987 to 1989);
                                       Nitz, Walton & Hammer (from 1989 to July 1994); and
                                       Curran, Hammer & Parry (from August 1994 to the
                                       present).

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established two committees whose functions are briefly described below. The directors are kept informed of the Company's operations at meetings of the Board and its committees through reports and analyses and discussions with management.

     During the fiscal year ended June 30, 1995 (the "Fiscal Year" or "Fiscal 1995") the Board of Directors met on two occasions. In addition, the Board took action on several occasions by Unanimous Written Consent.

     Audit Committee. The principal duties of the Audit Committee are to (i) meet with the independent accountants to review and approve the scope of their audit engagement; (ii) meet with the Company's financial management and independent accountants to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and (iii) report to the Board periodically any recommendations the Audit Committee may have with respect to such matters. The members of the Audit Committee are Jonathan Ungar (Chairman), Cornelius E. ("Neil") Smyth and Marsha C. Jones (Montaudouin). During the Fiscal Year, the Audit Committee held two meetings.

     Compensation Committee. The principal functions of the Compensation Committee are to evaluate (i) the performance of the Company's officers, including the Chief Executive Officer, and (ii) the recommendations of the Company's Chief Executive Officer with respect to performance and compensation of all the Company's officers, and thereafter to make recommendations to the Board relating to the Company's compensation plans and arrangements relating to such persons, including approval of loans to, or guaranteeing the obligations of, such officers. Jonathan Ungar, one of the Company's non-employee directors, served as the sole member of the Compensation Committee during the Fiscal Year and continues to serve as a member of such Committee to date. The Compensation Committee met once during the Fiscal Year. As of October 26, 1995, Cornelius E. ("Neil") Smyth was appointed to become a member of the Compensation Committee, Jonathan Ungar was named Chairman of the Compensation Committee and the scope of the Compensation Committee was expanded to include administering, and making compensation determinations under, all of the Company's stock option plans, including the proposed 1995 Stock Option Plan.

     Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the Fiscal Year and
(ii) the total number of meetings held by all committees of the Board on which such director served during the Fiscal Year.

COMPENSATION OF DIRECTORS

     During Fiscal 1995, the directors of the Company who also are employees of the Company received no additional compensation for their services as directors, and it is presently intended that this policy will continue. The non-employee directors of the Company receive for their services as directors $2,500 per meeting plus travel and living expenses incurred in connection with attendance at each Board of Directors' meeting. Non-employee directors are not compensated for telephonic meetings of the Board of Directors or committee meetings.

                       COMPENSATION OF EXECUTIVE OFFICERS

     Except as noted below, the following table discloses compensation paid by the Company during the fiscal year ended June 30, 1995 ("Fiscal 1995"), the six month period ended June 30, 1994 ("Fiscal 1994") and the calendar year ended December 31, 1993 ("Fiscal 1993") (following which the Company moved from a December 31 to a June 30 fiscal year end) to the Company's Chief Executive Officer during Fiscal 1995 and the four most highly-paid executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 1995. The table also discloses compensation paid to the Chief Executive Officer of Twin Creek, Richard C. Albright, who served as Chief Executive Officer of Twin Creek until the Effective Date.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                        ANNUAL COMPENSATION              ------------
                                               -------------------------------------      SECURITIES
                                                                        OTHER ANNUAL      UNDERLYING
                                                                        COMPENSATION     OPTIONS/SARS
    NAME AND PRINCIPAL POSITION       YEAR     SALARY($)     BONUS($)       ($)              (#)
------------------------------------  ----     ---------     --------   ------------     ------------
L. Donald Speer, II.................  1995     $ 325,000     $131,681     $    -0-(1)          -0-
  Chairman of the Board               1994        67,885          -0-       28,627(2)          -0-
  and Chief Executive Officer         1993       130,000          -0-       44,857(3)          -0-
Jack R. Smith.......................  1995       275,000          -0-       35,724(4)          -0-
  President and Chief                 1994        49,808          -0-       18,353(5)          -0-
  Operating Officer                   1993        85,000          -0-       18,356(6)          -0-
Karol M. Schoen.....................  1995       125,000       14,596          -0-(1)          -0-
  Vice President and                  1994        34,808          -0-        9,833(7)          -0-
  Secretary                           1993        65,000          -0-       10,763(8)          -0-
Duane M. Eberlein...................  1995       150,000       15,688          -0-(1)       27,838
  Vice President and Chief            1994        29,585          -0-        9,803(9)          -0-
  Financial Officer                   1993           n/a          n/a          n/a             n/a
Andrew B. Laub......................  1995       125,000        7,541       28,870(10)         -0-
  Executive Vice President            1994           n/a          n/a          n/a             n/a
  and Treasurer                       1993           n/a          n/a          n/a             n/a
Richard C. Albright.................  1995(11)    14,300(11)      -0-          -0-             -0-
  Chairman of the Board,              1994(11)    32,000(11)      -0-          -0-             -0-
  President and Treasurer             1993(11)    25,000(11)      -0-          -0-             -0-
  (Chief Executive Officer of Twin
  Creek until the Effective Date)

---------------
 (1) Perquisites provided to each of Mr. Speer, Ms. Schoen and Mr. Eberlein in Fiscal 1995 under various Company programs do not meet the disclosure threshold established by the SEC.

 (2) This amount reflects perquisites provided to Mr. Speer under various Company programs, including $16,800 for rent payments; the remaining perquisites and the related amounts do not meet the disclosure threshold established by the SEC.

 (3) This amount reflects perquisites provided to Mr. Speer under various Company programs, including $16,300 for rent payments, an automobile allowance of $11,892 and $15,000 for promotional expenses; the remaining perquisites and the related amounts do not meet the disclosure threshold established by the SEC.

 (4) This amount reflects perquisites provided to Mr. Smith under various Company programs, including an automobile allowance of $13,284 and a payment in lieu of insurance of $20,900; the remaining perquisites and the related amounts do not meet the disclosure threshold established by the SEC.

 (5) This amount reflects perquisites provided to Mr. Smith under various Company programs, including $12,000 for rent payments and $5,453 for medical costs; the remaining perquisites and the related amounts do not meet the disclosure threshold established by the SEC.

 (6) This amount reflects perquisites provided to Mr. Smith under various Company programs, including $15,600 for rent payments; the remaining perquisites and the related amounts do not meet the disclosure threshold established by the SEC.

 (7) This amount reflects perquisites provided to Ms. Schoen under various Company programs, including $4,200 for rent payments, $2,621 for medical costs and an automobile allowance of $3,012.

                                     (Footnotes continued on the following page)

(Footnotes continued from the preceding page)

 (8) This amount reflects perquisites provided to Ms. Schoen under various Company programs, including $4,700 for rent payments and an automobile allowance of $6,063.

 (9) This amount reflects perquisites provided to Mr. Eberlein under various Company programs, including $3,703 for travel and living expenses and $6,100 for moving expenses incurred from February 14, 1994 through July 17, 1994 when his family moved permanently to San Diego, California.

(10) This amount reflects perquisites provided to Mr. Laub under various Company programs, including an automobile allowance of $8,188 and rent payments of $15,750 related to Mr. Laub's relocation; the remaining perquisites and the related amounts do not meet the disclosure threshold established by the SEC.

(11) Prior to the Effective Date, Twin Creek's fiscal year end was September 30th. Accordingly, for 1994 and 1993, the compensation noted represents compensation for the fiscal years ended September 30, 1994 and September 30, 1993. For 1995, compensation is reported for the period October 1, 1994 to the Effective Date. Mr. Albright's compensation during the fiscal year ended September 30, 1994 was $36,000 but he was paid only $32,000. $14,000 of Mr. Albright's compensation had been accrued through September 30, 1994. Of the $14,000, $10,000 was accrued from the fiscal year ended September 30, 1993 and $4,000 from the fiscal year ended September 30, 1994.

STOCK OPTIONS

     In connection with the Merger, the Company assumed all of the obligations of ICC II under all outstanding and vested stock options which had been granted under the ICC II 1994 Stock Option Plan (the "ICC II Plan") prior to the Merger. During Fiscal 1995, no options were granted to L. Donald Speer, II, Chief Executive Officer of the Company, and during the period from October 1, 1994 to the Effective Date, no options were granted to Richard C. Albright, Chief Executive Officer of Twin Creek until the Effective Date. Of the other executive officers named in the Summary Compensation Table set forth above, only Duane M. Eberlein was granted options during the Fiscal Year. The following table includes the number of options granted to Mr. Eberlein during Fiscal 1995, the exercise price and the expiration date of such options. See "Approval of 1995 Stock Option Plan -- Recent Stock Option Grants."

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                      INDIVIDUAL GRANTS
                                                      -------------------------------------------------
                                                      NUMBER OF   % OF TOTAL
                                                      SECURITIES   OPTIONS/
                                                      UNDERLYING     SARS
                                                      OPTIONS/    GRANTED TO
                                                        SARS      EMPLOYEES    EXERCISE OR
                                                       GRANTED    IN FISCAL    BASE PRICE    EXPIRATION
                        NAME                             (#)         YEAR       ($/SH)(1)       DATE
----------------------------------------------------  ---------   ----------   -----------   ----------
Duane M. Eberlein...................................    27,838(2)     40%         $1.00       10/1999

---------------
(1) All options were granted at the market price on the date of grant.

(2) Incentive stock options which vested on the date of grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The ICC II Plan contained a change in control provision providing that the stock option committee under such plan may, in its sole discretion and upon such terms as it may establish, allow for acceleration of all or a portion of the options outstanding under the ICC II Plan to the extent not previously exercised or assumed by any successor corporation or its parent corporation at the time of

(i) a merger, consolidation or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation; (ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company; or (iii) any other corporate reorganization or business combination in which greater than 50% of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During Fiscal 1995, a payment of $193,000 was made to Alan Woods, a shareholder of the Company, for market research consulting services with respect to overseas markets which were provided over the course of the six month period ended June 30, 1995, pursuant to a verbal agreement with the Company.

     During Fiscal 1995, the Company made payments totaling $357,511 to Alan Woods, a shareholder of the Company, and $357,511 to Jonathan Ungar, a shareholder and a director of the Company, representing the remaining balance of debt owed by the Company to EEP, of which Messrs. Woods and Ungar were the sole partners, in connection with the Roll-Up Transaction. See "Security Ownership of Certain Beneficial Owners and Management -- Change in Control of the Company."

     During Fiscal 1995, the Company made payments of $135,044 to Marsha C. Jones (Montaudouin), a director of the Company, for financial and accounting consulting services not related to her service as a director.

     In the opinion of management, the terms of the above-described transactions are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties at the time of their execution and, to the best of its knowledge, were the only transactions of like nature required to be disclosed under SEC regulations which occurred during Fiscal 1994 or Fiscal 1995 (including proposed transactions to which the Company was, or is to be, a party).

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the Fiscal Year, its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

                       APPROVAL OF 1995 STOCK OPTION PLAN

                                   PROPOSAL 2

     On October 26, 1995, the Board of Directors of the Company adopted the Company's 1995 Stock Option Plan (the "1995 Plan"). The effective date of the 1995 Plan was October 26, 1995; however, no stock options granted under the 1995 Plan shall become exercisable unless and until the 1995 Plan is duly approved by the Company's shareholders. If such shareholder approval is not obtained by October 26, 1996, then any options granted under the 1995 Plan shall terminate and no further options shall be granted thereunder.

     The Board intends to cause the shares of Common Stock to be issued under the 1995 Plan to be registered on a Form S-8 Registration Statement to be filed with the SEC (and, if deemed appropriate under the circumstances, a separate prospectus for the resale of such shares of Common Stock by affiliates of the Company also will be filed) at the Company's expense.

     The 1995 Plan is set forth in full as Appendix "A" to this Proxy Statement and is summarized below. Such summary is not intended to be complete and reference should be made to Appendix "A" for a complete statement of the terms and provisions of the 1995 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 1995 PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SHARES SUBJECT TO THE 1995 PLAN

     Options may be granted covering a maximum of 4,000,000 shares of Common Stock. Shares covered by options which terminate without exercise are available for reissuance. Options granted under the 1995 Plan may be (i) options which are intended to qualify under particular provisions of the Internal Revenue Code, as in effect from time to time (the "Code"), including options that are intended to qualify under Section 422 of the Code as incentive stock options ("Incentive Options") and (ii) options which are not intended to so qualify under the Code ("Nonstatutory Options"), or combinations thereof. The 1995 Plan provides for appropriate adjustment in the number of shares for which options may be granted and which are subject to options previously granted in the event of a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares or any similar change affecting the stock. The aggregate number of shares of Common Stock that may be subject to options granted to any single individual during any period of three consecutive fiscal years (commencing with the fiscal year ending June 30, 1996) shall not exceed 900,000 shares.

ELIGIBLE PERSONS

     All officers (including officers who are members of the Board of Directors), other key employees, non-employee directors and non-employee consultants (including non-employee consultants who are members of the Board of Directors) of the Company or any of its subsidiaries or parents shall be eligible to receive Nonstatutory Options. All officers and other key employees of the Company or any of its subsidiaries or parents shall be eligible to receive Incentive Options; provided, however, to the extent required by the Code, an officer or key employee who beneficially owns more than 10% of the Common Stock may only be granted an Incentive Option if the option price is at least 110% of the fair market value of the Common Stock at the date of grant and such option by its terms is not exercisable after the expiration of five years from the date of grant. As of October 26, 1995, approximately 20 officers, key employees, non-employee directors and non-employee consultants of the Company were eligible to participate in the 1995 Plan.

OPTION PRICE

     The price per share at which an Incentive Option may be exercised shall be at least equal to the fair market value per share at the time the Incentive Option is granted, and the price per share at which a Nonstatutory Option may be exercised shall be at least equal to 85% of the fair market value per share at the time the Nonstatutory Option is granted. For this purpose, fair market value shall mean (i) if the Common Stock is traded on an exchange, the price at which a share traded at the close of business on the date of valuation; (ii) if the Common Stock is traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices of a share on that system at the close of business on the date of valuation, or, if the Common Stock is designated a National Market System security, the price at which a share traded at the close of business on the date of valuation; and (iii) if neither (i) nor (ii) applies, the fair market value as determined by the Committee (as defined below). As of October 26, 1995, the fair market value of a share of Common Stock was $5.34 per share.

     The Committee may, with the concurrence of the optionee, cancel any option granted under the 1995 Plan and, in connection therewith, the Committee may authorize the grant of new options (which may or may not cover the same number of shares which had been the subject of any prior option) in such manner, at such option price and subject to the same terms, conditions and discretions as, under the 1995 Plan, would have been applicable had the cancelled options not been granted.

CONSIDERATION FOR SHARES PURCHASED

     Common Stock purchased upon the exercise of options shall be paid for by the optionee (i) in cash or by check acceptable to the Committee or in cash equivalents acceptable to the Committee; (ii) at the discretion of the Committee, by the transfer to the Company by the optionee of nonforfeitable, unrestricted shares of Common Stock which are already owned by the optionee having a fair market value at the time of exercise equal to the option price;
(iii) at the discretion of the Committee, by the issuance of a promissory note in a form acceptable to the Committee; (iv) with any other legal consideration the Committee may deem appropriate; or (v) by any combination of such methods of payment.

     Payment of the option price of any Nonstatutory Option may also be made in whole or in part in the form of shares of Common Stock that are subject to risk of forfeiture or restriction on transfer. When paid for with such consideration, unless otherwise determined by the Committee on or after the date of the grant, shares of Common Stock received by the optionee upon the exercise of the Nonstatutory Option shall be subject to the same risks of forfeiture or restrictions on transfer as applied to the consideration surrendered by the optionee. However, such risks of forfeiture and restriction on transfer shall apply only to the same number of shares of Common Stock received by the optionee as applied to the forfeitable or restricted shares of Common Stock surrendered by the optionee.

     The Committee has the authority to specify at the time an option is granted that the shares of Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the 1995 Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Common Stock at the time of exercise of the option. The Committee shall determine, in its discretion, whether the requirement of payment in cash shall be deemed satisfied if the optionee shall have made arrangements satisfactory to the Company with a NASD broker to implement a cashless exercise and sale procedure. In addition, any grant of an option may provide for deferred payment of the option price from the proceeds of sale through a NASD broker of some or all of the shares of Common Stock to which the exercise relates.

TERM OF EXERCISE AND EXPIRATION OF OPTIONS

     Options become exercisable at such times and in such installments as the Committee shall provide in the terms of the individual option agreements.

     Each option shall expire on the date established by the Committee which may not be later than the tenth anniversary of the date of grant; provided, however, to the extent required by the Code, no Incentive Option granted to an officer or key employee who beneficially owns more than 10% of the Common Stock shall be exercisable after the expiration of five years from the date granted.

NONTRANSFERABILITY OF OPTIONS

     Options are not transferable by the optionee other than by will or the laws of descent and distribution, or, except with respect to Incentive Options to the extent prohibited by the Code, pursuant to a Qualified Domestic Relations Order. Options are exercisable during the optionee's lifetime only by such optionee or, in the event of such optionee's legal incapacity to do so, by such optionee's guardian or legal representative acting in a fiduciary capacity. However, except with respect to Incentive Options to the extent prohibited by the Code, the Committee, in its sole discretion, may provide for the transferability of particular awards under the 1995 Plan as long as such provision will not disqualify the exemption for other awards under Rule 16b-3.

CERTAIN CORPORATE TRANSACTIONS

     The Committee may make or provide for such adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by outstanding options as such Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (ii) any merger, consolidation, reorganization, separation, partial or complete liquidation, issuance of rights or warrants to purchase stock; or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. Notwithstanding anything to the contrary, in the event of a merger or consolidation in which the Company is not the surviving corporation and the agreement of merger or consolidation provides for the assumption of options granted (and the Company's obligations) under the 1995 Plan, the shares of common stock or securities of the successor corporation may be issued under the 1995 Plan in lieu of shares of Common Stock, subject to the aforementioned adjustments which the Committee may determine are equitably required, and such substitution of securities shall not require the consent of any person who is granted options pursuant to the 1995 Plan. The Committee may also make or provide for such adjustments in the number or kind of shares of the Common Stock or other securities (including shares of a successor referenced above) which may be sold under the 1995 Plan and the maximum number of shares to be awarded to any single individual during any period of three consecutive fiscal years as such Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in the two preceding sentences (subject, however, in the case of Incentive Options, to the provisions of the Code).

ADMINISTRATION

     The 1995 Plan is administered by a committee of members of the Board of Directors (the "Committee"). The Committee has full power to interpret the 1995 Plan and to establish and amend rules for its administration. The Committee is also authorized to determine who from the eligible class of persons shall be granted options and the terms of the options. Action by the Committee is taken by vote or written consent.

     The Board of Directors may at any time amend the 1995 Plan, although no amendment may increase the number of shares that may be issued and sold under the 1995 Plan, change the designation of the class of employees eligible to receive options or cause Rule 16b-3 promulgated under the Exchange Act to cease to be applicable to the 1995 Plan, without shareholder approval.

FEDERAL INCOME TAX ASPECTS

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1995 Plan based on federal income tax laws as currently in effect. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

  TAX CONSEQUENCES TO PARTICIPANTS

     Nonstatutory Options. In general (i) no income will be recognized by an optionee at the time a Nonstatutory Option is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock are issued to the optionee pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If the shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

  TAX CONSEQUENCES TO PARTICIPANT'S EMPLOYER

     To the extent that a participant recognizes ordinary income in the circumstances described above, the participant's employer will be entitled to a corresponding deduction, provided, among other things, that the deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the $1 million annual compensation limitation set forth in
Section 162(m) of the Code, and is not an "excess parachute payment."

RECENT STOCK OPTION GRANTS

     The table below indicates grants of options which were made under the 1995 Plan after such plan was adopted by the Board of Directors. All of the grants identified below were Nonstatutory Options vesting in five installments over a four year period; however, such stock options shall not be exercisable unless and until the 1995 Plan is approved by the Company's shareholders. Other awards under the 1995 Plan are not yet determinable.

                               NEW PLAN BENEFITS

                                       NUMBER OF
                                       SECURITIES
                                       UNDERLYING         % OF TOTAL         EXERCISE OR      EXPIRATION
        NAME AND POSITION          OPTIONS GRANTED(#)   OPTIONS GRANTED   BASE PRICE ($/SH)      DATE
---------------------------------  ------------------   ---------------   -----------------   ----------
Andrew B. Laub...................        250,000              20.9%             $5.34         10/26/2005
  Executive Vice President
  and Treasurer(1)
Arthur R. Pfizenmayer............        175,000              14.6%             $5.34         10/26/2005
  Vice President(1)
Karol M. Schoen..................        122,784              10.3%             $5.34         10/26/2005
  Vice President and Secretary(1)
Bill C. Hammer...................        100,000               8.4%             $5.34         10/26/2005
  Vice President and
  General Counsel
G. Fritz Opel....................        100,000               8.4%             $5.34         10/26/2005
  Vice President(1)
Duane M. Eberlein................         72,162               6.0%             $5.34         10/26/2005
  Vice President and
  Chief Financial Officer(1)
Marsha C. Jones (Montaudouin)....         58,244               4.9%             $5.34         10/26/2005
  Consultant(1)
All executive officers as a
  group..........................        819,946              68.6%             $5.34         10/26/2005
All directors who are not
  executive officers, as a
  group..........................         58,244               4.9%             $5.34         10/26/2005
All employees, including all
  officers who are not executive
  officers, as a group...........        317,278              26.5%             $5.34         10/26/2005

---------------
(1) Also a current director and a nominee for election as a director.

           RELATIONSHIP OF THE COMPANY WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Selection of Accountants. The Board of Directors selected the firm of Grant Thornton LLP ("Grant Thornton"), independent certified public accountants, as auditors for Fiscal 1995 and have selected such firm to act as auditors for the fiscal year ending June 30, 1996. Representatives of the firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Change in Accountants. During Twin Creek's fiscal years ended September 30, 1993 and September 30, 1994, and the subsequent period up to the effective date of the Merger, Twin Creek's independent accountant was Tanner & Company. The Board of Directors immediately following the Merger appointed Grant Thornton as the Company's independent accountant for future periods. ICP, with the approval of its general partners, and ICC II, each effective as of July 1, 1994, changed their independent accounting firm from Charles Reibel, Inc. to Grant Thornton as their new independent accounting firm to audit the financial statements of ICP for any periods prior to July 1, 1994, and of ICC II for future periods. Charles Reibel, Inc. and Tanner & Company are sometimes referred to herein as the "Prior Accountants."

     The appointment of Grant Thornton as the new independent accountant for ICP and ICC II was made at the election of ICP and ICC II in connection with the proposed Merger, which was being contemplated at that time, and ICC II desired Grant Thornton to be the independent accountant for the Company after the Merger. No adverse opinion or disclaimer of opinion was included in either of the Prior Accountant's reports during the two most recent fiscal years or, within the past two calendar years, any other fiscal period (respectively, the "Applicable Period"). In addition, no opinion of the

Prior Accountants was qualified or modified as to uncertainty, audit scope or accounting principles during the Applicable Period. During the Applicable Period, neither Twin Creek, ICC II nor ICP have had any disagreements with their respective Prior Accountants as to matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the Prior Accountants, would have caused them to make reference to such disagreement in connection with their reports. The Prior Accountants have each furnished a letter addressed to the Securities and Exchange Commission indicating agreement with the foregoing. The decision to change accountants for the Company and for ICC II was approved at the applicable time by the boards of directors of the Company and of ICC II, respectively, and the decision of ICP to change accountants was approved at the applicable time by the general partners of ICP.

                             SHAREHOLDER PROPOSALS

     Shareholders of the Company who intend to submit proposals to the Company's shareholders at the annual meeting of shareholders to be held in 1996 must submit such proposals to the Company no later than July 3, 1996, in order for them to be included in the Company's proxy materials for such meeting. Shareholder proposals should be directed to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement.

                                 ANNUAL REPORT

     A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR (THE "FORM 10-KSB"), INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WILL BE PROVIDED TO EACH SHAREHOLDER OF RECORD ON THE RECORD DATE, WITHOUT CHARGE. COPIES OF EXHIBITS TO THE FORM 10-KSB ARE AVAILABLE, BUT A REASONABLE FEE WILL BE CHARGED TO A SHAREHOLDER REQUESTING EXHIBITS. ALL SUCH REQUESTS SHOULD BE MADE IN WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT, ATTENTION: MR. DUANE M. EBERLEIN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER.

                                          By Order of the Board of Directors,

                                          SIG

                                          KAROL M. SCHOEN
                                          Secretary
La Jolla, California
Dated: October 30, 1995

                                                                      APPENDIX A

                           INLAND CASINO CORPORATION
                             1995 STOCK OPTION PLAN

     1. Purpose. The purpose of the Inland Casino Corporation 1995 Stock Option Plan is to provide a means whereby Inland Casino Corporation (the "Company") may attract and retain persons of ability as employees, directors and consultants and motivate such persons to exert their best efforts on behalf of the Company and any of its subsidiaries or parents.

     2. Benefits Available Under Plan.

     (a) The total number of shares which may be issued and sold under options granted pursuant to this Stock Option Plan shall not exceed 4,000,000 shares of the common stock, $.001 par value per share (the "Common Stock"), of the Company except to the extent of adjustments authorized by the last sentence of Paragraph 6 of this Stock Option Plan. Such shares may be treasury shares or shares of original issue or a combination of the foregoing. If any option terminates, expires or is cancelled with respect to any shares of Common Stock, new options may thereafter be granted covering such shares of Common Stock.

     (b) The aggregate number of shares of Common Stock that may be subject to options granted under this Stock Option Plan to any single individual during any period of three consecutive fiscal years (commencing with the fiscal year ending June 30, 1996) shall not exceed 900,000 shares.

     3. Administration. This Stock Option Plan shall be administered by a committee (the "Committee") of two or more members of the Board of Directors of the Company, appointed by and holding office at the pleasure of the Board. The members of the Committee shall be "disinterested persons" within the meaning of that term in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect ("Rule 16b-3").

     The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to officers (including officers who are members of the Board of Directors), to other key employees, to non-employee directors and to non-employee consultants (including non-employee consultants who are members of the Board of Directors) of the Company or any of its subsidiaries or parents of options to buy from the Company shares of Common Stock and to fix the number of shares to be covered by each such option. Successive options may be granted to the same person whether or not the option or options first granted to such person remain unexercised.

     Subject to the express provisions of this Stock Option Plan, the Committee shall have the authority to construe and interpret this Stock Option Plan and, to the extent not otherwise defined herein, to define the terms used in this Stock Option Plan; to prescribe, amend and rescind rules and regulations relating to the administration of this Stock Option Plan; and to make all other determinations necessary or advisable for the administration of this Stock Option Plan. The determinations of the Committee on all matters referred to in this Paragraph 3 shall be conclusive.

     The Committee shall hold meetings at such times and places as it may determine in accordance with the Bylaws of the Company. A majority of the members of the Committee shall constitute a quorum at any such meeting. All determinations of the Committee shall be made by a majority of its members at a meeting or by the unanimous written consent of all members of the Committee. In the event action by the Committee is taken by unanimous written consent, the action of the Committee shall be deemed to be at the date the last Committee member signs the consent.

     4. Eligibility.

     (a) All officers (including officers who are members of the Board of Directors), other key employees, non-employee directors and non-employee consultants (including non-employee consultants who are members of the Board of Directors) of the Company or any of its subsidiaries or parents shall be eligible to receive Nonstatutory Options (as defined in Paragraph 5(a) herein) and all officers (including officers who are members of the Board of Directors) and other key employees of the Company or any of its subsidiaries or parents shall be eligible to receive Incentive Options (as defined in Paragraph 5(a) herein).

     (b) To the extent required by the Code (as defined in Paragraph 5(a) herein), any officer or key employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its subsidiaries or parents shall not be eligible to receive an Incentive Option (as defined in Paragraph 5(a) herein) unless (i) the exercise price of the shares subject to such option is at least one hundred ten percent (110%) of the fair market value of such shares on the date of grant and (ii) such option by its terms is not exercisable after the expiration of five years from the date of grant.

     5. Nature, Terms and Conditions of Options.

     (a) Options granted under this Stock Option Plan may be (i) options which are intended to qualify under particular provisions of the Internal Revenue Code, as in effect from time to time (the "Code"), including options that are intended to qualify under Section 422 of the Code as incentive stock options ("Incentive Options"), (ii) options which are not intended to so qualify under the Code ("Nonstatutory Options"), or (iii) combinations of the foregoing.

     (b) No option shall run for more than ten years from the date granted; provided, however, to the extent required by the Code, no Incentive Option granted to an optionee described in Paragraph 4(b) hereof shall be exercisable after the expiration of five years from the date granted.

     (c) No option shall be transferable by the optionee otherwise than (i) by will or the laws of descent and distribution or (ii) except with respect to Incentive Options to the extent prohibited by the Code, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     (d) Options shall be exercisable during the optionee's lifetime only by such optionee or, in the event of such optionee's legal incapacity to do so, by such optionee's guardian or legal representative acting in a fiduciary capacity under state law on behalf of the optionee and under court supervision.

     (e) Notwithstanding the foregoing Paragraphs 5(c) and (d), and except with respect to Incentive Options to the extent prohibited by the Code, the Committee may make particular awards of transferable options so long as such awards do not disqualify the availability of the exception offered by Rule 16b-3 for other awards.

     (f) The option price shall be determined by the Committee at or prior to the time the option is granted; provided, however, that in the case of an Incentive Option, the option price shall be at least equal to the Fair Market Value per share at the time the Incentive Option is granted, and in the case of a Nonstatutory Option, the option price shall be at least equal to eighty-five percent (85%) of the Fair Market Value per share at the time the Nonstatutory Option is granted. "Fair Market Value" shall mean: (a) if the Common Stock is traded on an exchange, the closing price at which a share of Common Stock traded on the date of valuation; (b) if the Common Stock is traded over-the-counter on the NASDAQ System, the mean between the bid and asked closing prices of a share of Common Stock on said System at the close of business on the date of valuation or, if the Common Stock is designated a National Market System security, the closing price at which a share of Common Stock traded on the date of valuation; and (c) if neither (a) nor (b) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (g) In order to exercise options, the person or persons entitled to exercise them shall give written notice to the Company specifying the number of shares to be purchased pursuant to the exercise of options. This notice shall be accompanied by payment for the shares as provided in Paragraph 5(h) herein. Options may be exercised at such time or times as may be determined by the Committee at the time of grant.

     (h) The option price shall be payable (i) in cash or by check acceptable to the Committee or in cash equivalents acceptable to the Committee, (ii) at the discretion of the Committee, by the transfer to the Company by the optionee of nonforfeitable, unrestricted shares of Common Stock which are already owned by the optionee having a value at the time of exercise equal to the total option price, (iii) at the discretion of the Committee, by the issuance of a promissory note in a form acceptable to the Committee, (iv) with any other legal consideration the Committee shall in its discretion deem appropriate, including any form of consideration authorized under Paragraph 5(i) herein, or (v) by any combination of the foregoing methods of payment as the Committee shall in its discretion determine. The Committee may determine, in its discretion, whether the requirement of payment in cash shall be deemed satisfied if the optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to promptly deliver the full option exercise price to the Company.

     (i) Any grant of a Nonstatutory Option may provide that payment of the option price may also be made in whole or in part in the form of shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the date of grant, whenever any option price is paid in whole or in part by means of any of the forms of consideration specified in this Paragraph 5(i), the shares received by the optionee upon the exercise of the Nonstatutory Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the optionee as applied to the forfeitable or restricted shares surrendered by the optionee.

     6. Adjustments in Event of Change in Stock. The Committee may make or provide for such adjustments in the option price and in the number or kind of shares of the Company's Common Stock or other securities covered by outstanding options as such Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, reorganization, separation, partial or complete liquidation, issuance of rights or warrants to purchase stock, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Notwithstanding anything to the contrary, in the event of a merger or consolidation in which the Company is not the surviving corporation and the agreement of merger or consolidation provides for the assumption of options granted (and the Company's obligations) under this Plan, the shares of common stock or securities of the successor corporation may be issued under this Stock Option Plan in lieu of shares of Common Stock, subject to the aforementioned adjustments which the Committee may determine are equitably required, and such substitution of securities shall not require the consent of any person who is granted options pursuant to this Stock Option Plan. The Committee may also make or provide for such adjustments in the number or kind of shares of the Common Stock or other securities (including, but not limited to, shares of a successor referenced above) which may be sold under this Stock Option Plan and the maximum number of shares to be awarded as specified in Paragraph 2(b) herein as such Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in the two preceding sentences (subject, however, in the case of Incentive Options, to the provisions of the Code).

     7. Stock Option Agreement. The form of each Stock Option Agreement shall be prescribed, and any Stock Option Agreement evidencing an outstanding option may with the concurrence of the affected optionee be amended, by the Committee, provided that the terms and conditions of each such Stock Option Agreement and amendment are not inconsistent with this Stock Option Plan.

     8. Cancellation of Option. The Committee may, with the concurrence of the affected optionee, cancel any option granted under this Stock Option Plan. In the event of any such cancellation, the Committee may authorize the granting of new options (which may or may not cover the same number of shares which had been the subject of any prior option) in such manner, at such option price and subject to the same terms, conditions and discretions as, under this Stock Option Plan, would have been applicable had the cancelled options not been granted.

     9. Amendment. This Stock Option Plan may be amended from time to time by the Board of Directors, but without further approval by the shareholders of the Company no such amendment shall (a) increase the aggregate number of shares of Common Stock that may be issued and sold under this Stock Option Plan (except that adjustments authorized by the last sentence of Paragraph 6 herein shall not be limited by this provision) or (b) change the designation in Paragraph 4 herein of the class of employees eligible to receive options or (c) cause Rule 16b-3 to cease to be applicable to this Stock Option Plan.

     10. Effective Date. This Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable unless and until this Stock Option Plan has been duly approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of this Stock Option Plan, then notwithstanding any provision herein to the contrary, any options previously granted under this Stock Option Plan shall terminate and no further options shall be granted. Subject to such limitation, options may be granted under this Stock Option Plan at any time after the effective date.

               PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                          INLAND CASINO CORPORATION

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
             DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned shareholder(s) of Inland Casino Corporation, a Utah corporation (the "Company") hereby appoints L. Donald Speer II, Andrew B. Laub, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on November 30, 1995, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on October 30, 1995, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSAL 2, FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

      (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY. [-]



  1.  ELECTION OF DIRECTORS.                                     FOR all the nominees    WITHHOLD AUTHORITY
      Nominees for election to the Board of Directors            listed (except as       to vote for all
        L. Donald Speer II, Jack R. Smith, Andrew B. Laub,       indicated to the        nominees listed.
        Karol M. Schoen, Duane M. Eberlein, G. Fritz Opel,       contrary).
        Arthur R. Pfizenmayer, Marsha C. Jones (Montaudouin),    [ ]                     [ ]
        Jonathan Ungar and Cornelius E. "Neil" Smyth.

       (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THE NOMINEES'S NAME ON THE SPACE
                      PROVIDED BELOW.)

       ____________________________________________________________________________________________________

  2.  Proposal to approve the Company's 1995 Stock Option Plan.         FOR         AGAINST         ABSTAIN
                                                                        [ ]           [ ]             [ ]

  3. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

I PLAN TO ATTEND THE MEETING.  [ ]


Dated:_______________________, 1995                ________________________________________________________
                                                                           (Signature)

                                                   ________________________________________________________
                                                                 (Signature, if held jointly)

                                                   (Please date this Proxy and sign exactly, as your name
                                                   appears hereon. When signing as attorney, executor
                                                   admininistrator, trustee or guardian, please give your
                                                   full title. If there is more than one trustee, all should
                                                   sign. All joint owners should sign.)